UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 13, 2017

GLOBAL PARTNER ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-37523	47-4078206
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Rockefeller Plaza, 11th Floor New York, NY	10020
(Address of principal executive offices)	(Zip Code)

(646) 756-2877
(Registrant’s telephone number, including area code)

10 Allison Lane

Thornwood, NY 10594
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 8.01 Other Events

The discussions between Global Partner Acquisition Corp. (“GPAC”) and Sequel Youth and Family Services, LLC (“Sequel”) regarding a business combination, including any related potential private placement of securities to fund the business combination as previously disclosed in GPAC’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 22, 2017, have ended. While GPAC is currently engaged in negotiations for alternative transactions with other potential targets, such negotiations are in their preliminary stages. As a result, GPAC will not be able to complete an initial business combination prior to August 4, 2017. GPAC may seek approval from its stockholders for an extension of the August 4, 2017 deadline by which it must complete a business combination.

If GPAC does not seek, or does not receive, approval from its stockholders for such deadline extension by August 4, 2017, GPAC will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (which interest shall be net of taxes payable, and less up to $50,000 of interest to pay dissolution expenses) divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of GPAC’s remaining stockholders and GPAC’s board of directors, dissolve and liquidate, subject in each case to its obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2017	GLOBAL PARTNER ACQUISITION CORP.

	By:	/s/ Andrew Cook
	Name:	Andrew Cook
	Title:	Chief Financial Officer and Secretary